UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2021

Outset Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39513	20-0514392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3052 Orchard Dr., San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (669) 231-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	OM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On July 1, 2021, Outset Medical, Inc. (the “Company”) issued a press release announcing a preliminary revenue range for the second fiscal quarter of 2021. This financial information is a preliminary estimate and subject to change or adjustment in connection with the completion of the Company’s quarter-end closing process and the preparation of its unaudited financial statements for the second fiscal quarter of 2021, which will be contained in the Company’s related Quarterly Report on Form 10-Q. A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2021, Rebecca Chambers notified the Company of her decision to resign from her role as the Company’s Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer to pursue another opportunity, with such resignation effective as of July 16, 2021 (the “Effective Date”). Ms. Chambers’ decision to resign is not related to any disagreement with the Company or its independent registered public accountants on any matter relating to the Company’s financial or accounting operations, policies or practices. The Company would like to thank Ms. Chambers for her contributions to the Company and wish her continued success in her future endeavors.

On June 29, 2021, the Company’s Board of Directors appointed Nabeel Ahmed, the Company’s Vice President, Finance, to serve as Interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of the Company effective as of the Effective Date, until such time as a permanent replacement is named.

Mr. Ahmed, age 45, joined the Company in May 2020 as Vice President, Controller and was named Vice President, Finance in May 2021. Prior to joining the Company, Mr. Ahmed served as Vice President, Finance at 8x8, Inc., a communications platform provider, from April 2019 through January 2020, and as Vice President, Finance at Vocera Communications, Inc., a provider of clinical communication and workflow solutions, from December 2014 through April 2019. Prior to that, he held various leadership positions in accounting and finance, including as CFO at Wanderful Media from 2013 to 2014, as well as Vice President, Finance and then CFO at MarketTools, Inc. from 2009 to 2012. Earlier in his career, Mr. Ahmed held various positions of increasing responsibility at Ernst & Young LLP from 1997 to 2004 and at eBay, Inc. from 2004 to 2008. Mr. Ahmed holds a Bachelor of Commerce from Laurentian University and an M.B.A. from The Wharton School, University of Pennsylvania.

In connection with Mr. Ahmed’s appointment as the Company’s Interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, on June 30, 2021, the Compensation Committee of the Board of Directors approved the following additional compensation to be awarded to Mr. Ahmed: (i) a $75,000 cash bonus to be paid immediately following the Effective Date and (ii) a restricted stock unit award to be granted on the Effective Date, valued at $75,000 as of the date of grant, which will vest in full on the one-year anniversary of the date of grant, subject to Mr. Ahmed’s continuous service through such date. Mr. Ahmed also entered into the Company’s standard director and officer indemnification agreement effective as of the Effective Date, the form of which was previously filed by the Company as Exhibit 10.1 to Amendment No. 1 to the Company’s Registration Statement on Form S-1/A (Registration No. 333-248225), filed with the Securities and Exchange Commission on September 9, 2020.

There are no arrangements or understandings between Mr. Ahmed and any other persons pursuant to which he was appointed as Interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer. In addition, there are no family relationships between Mr. Ahmed and any other director or executive officer of the Company, and Mr. Ahmed has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On July 1, 2021, the Company issued a press release announcing the resignation of Ms. Chambers, the appointment of Mr. Ahmed, and the matters discussed above under Item 2.02. A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are based on management’s current assumptions and expectations of future events and trends, which affect or may affect the Company’s business, strategy, operations or financial performance, and actual results and other events may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. Forward-looking statements include, but are not limited to, statements about the Company’s possible or assumed future results of operations and financial position, including expectations regarding projected revenues. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Factors that could cause actual results or other events to differ materially from those contemplated in this press release can be found in the Risk Factors section of the Company’s filings with the Securities and Exchange Commission, including its most recent annual and quarterly reports. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements speak only as of their date and, except to the extent required by law, the Company undertakes no obligation to update these statements, whether as a result of any new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated July 1, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Outset Medical, Inc.

Date: July 1, 2021	By:	/s/ John Brottem
John Brottem
General Counsel and Secretary